Exhibit 10.4

                            AMENDMENT NO. 3 TO
                               COMMON STOCK
                       REGISTRATION RIGHTS AGREEMENT

     THIS AMENDMENT NO. 3 TO COMMON STOCK REGISTRATION RIGHTS AGREEMENT (this "Amendment") is entered into as of this 25th day of October, 1999, among GRANT GEOPHYSICAL, INC., a Delaware corporation ("Grant"), ELLIOTT ASSOCIATES, L.P., a Delaware limited partnership ("Elliott"), and WESTGATE INTERNATIONAL, L.P., a Cayman Islands exempted limited partnership ("Westgate").

     WHEREAS, the Company, Elliott, and Westgate are parties to a Common Stock Registration Rights Agreement dated September 19, 1997, as amended by Amendment Nos. 1 and 2 thereto dated October 1, 1997 and December 17, 1997, respectively (as amended, the "Agreement"), pursuant to which Grant granted to Elliott and Westgate certain registration rights with respect to Registrable Shares (as defined in the Agreement);

     WHEREAS, the parties now desire to amend the Agreement in the respects, but only in the respects, hereinafter set forth; and

     WHEREAS, capitalized terms used herein shall have the respective meanings ascribed thereto in the Agreement unless defined herein or the context shall otherwise require;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

     1.   AMENDMENTS.

          1.1 The definition of "Registrable Shares" in Section 1 of the Agreement is hereby amended and restated in its entirety to read as follows:

     "Registrable Shares" shall mean, at any time, any shares of Common Stock which are owned beneficially or of record by
     Purchaser or Westgate, whether owned on the date hereof or acquired hereafter by any means; PROVIDED, HOWEVER, that as to any Registrable Shares, such securities shall cease to be Registrable Shares for the purposes of this Agreement if and when
     (i) such securities have been registered pursuant to the Securities Act and such securities have been sold pursuant to such registration; (ii) such securities have been sold in satisfaction of all applicable resale provisions of Rule 144 under the Securities Act; (iii) as expressed in an opinion of counsel delivered to and satisfactory to the Company and the transfer agent, such securities no longer constitute "restricted securities" within the meaning of Rule 144 under the Securities Act and the transfer of such securities neither requires registration under the Securities Act or qualification under any state securities or "blue sky" laws then in effect; or (iv) such securities cease to be issued and outstanding for any reason.

     2.   MISCELLANEOUS

          2.1 This Amendment shall be construed in connection with and as part of the Agreement, and except as modified and expressly amended by this Amendment, all terms, conditions, and covenants contained in the Agreement are hereby ratified and shall be and remain in full force and effect.

          2.2 Any and all notices, requests, certificates, and other instruments executed and delivered after the execution and delivery of this Amendment may refer to the Agreement without making specific reference to this Amendment, but nevertheless all such references shall include this Amendment unless the context requires otherwise.

          2.3 The descriptive headings of the various sections or parts of this Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

          2.4 This Amendment and the Agreement is made pursuant to and shall be construed in accordance with the laws of the State of New York, without regard to that state's conflicts of laws principles. The parties hereto submit to the non-exclusive jurisdiction of the courts of the State of New York in any action or proceeding arising out of, or relating to, this Amendment or the Agreement.

          2.5 This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective authorized officers as of the date aforesaid.

                              GRANT GEOPHYSICAL, INC.



                              By:  /S/ RICHARD H. WARD
                                         Richard H. Ward
                              President and Chief Executive Officer

                              ELLIOTT ASSOCIATES, L.P.



                              By:  /S/ PAUL SINGER
                                           Paul Singer
                                         General Partner

                              WESTGATE INTERNATIONAL, L.P.

                              By:  Martley International, Inc.,
                                   its attorney-in-fact



                              By:  /S/ PAUL SINGER
                                           Paul Singer
                                            President